UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2008

Central Index Key Number of depositor: 0000819975, 0000869090

CHASE BANK USA, NATIONAL ASSOCIATION

(Sponsor, Depositor, Originator, Administrator

and Servicer of the Issuing Entities described below)

Central Index Key Number of issuing entity: 0000890493

FIRST USA CREDIT CARD MASTER TRUST

(Issuing Entity of the First USA Collateral Certificate)

Central Index Key Number of issuing entity: 0001004988

CHASE CREDIT CARD MASTER TRUST

(Issuing Entity of the Chase Collateral Certificate)

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Laws of the United States	333-145109 333-131327	22-2382028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Chase Bank USA, National Association White Clay Center Building 200 Route 273 Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 594-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

On April 1, 2008, the Chase Issuance Trust, a Delaware statutory business trust (the “Trust”) and Chase Bank USA, National Association (the “Bank”), completed the securitization of approximately $200,000,000 of credit card receivables. The securitization consists of $200,000,000 Class A(2008-3) notes.

The Class A(2008-3) notes are part of a series of notes called the CHASEseries. The CHASEseries will consist of Class A notes, Class B notes and Class C notes. The Class A(2008-3) notes are a tranche of the Class A notes of the CHASEseries.

Interest on these Class A(2008-3) notes for the period from the issuance date through and including April 14, 2008 will be paid on the issuance date and these Class A(2008-3) notes will not receive an interest payment on April 15, 2008. These Class A(2008-3) notes form a part of the same tranche and, except as described above, have the same terms as, and are fungible with, the issuing entity’s $710,000,000 Class A(2008-3) notes issued on March 17, 2008 which have an interest rate of LIBOR + 1.10% and a scheduled principal payment date of March 17, 2014 with a legal maturity date of March 15, 2016. As of April 1, 2008, the aggregate outstanding dollar principal amount of Class A(2008-3) notes will be $910,000,000.

The Class A(2008-3) Terms Document, dated as of March 17, 2008, among the Trust, as Issuer and Wells Fargo Bank, National Association, as Indenture Trustee and as Collateral Agent was previously included as an exhibit to the Form 8-K filed on March 17, 2008.

The Underwriting Agreement of the Trust, dated as of January 31, 2008, among the Trust, the Bank and J.P. Morgan Securities Inc was included as Exhibit 1.1(a) to the Form 8-K filed with the Securities and Exchange Commission on January 31, 2008 and is incorporated herein by reference.

The Bank services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits.

The following exhibits are filed as a part of this report:

(1.1)	Class A(2008-3) Terms Agreement, dated as of March 14, 2008, between Chase Bank USA, National Association and J.P. Morgan Securities Inc.

(4.1)	Class A(2008-3) REOPEN Supplemental Indenture to the Class A(2008-3) Terms Document, dated as of April 1, 2008, among Chase Issuance Trust, as Issuer and Wells Fargo Bank, National Association, as Indenture Trustee and as Collateral Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE BANK USA, NATIONAL ASSOCIATION,
as Sponsor, Depositor, Originator, Administrator and Servicer of the First USA Credit Card Master Trust, the Chase Credit Card Master Trust and the Chase Issuance Trust

By:	/s/ Patricia M. Garvey
Name:	Patricia M. Garvey
Title:	Vice President

Date: April 1, 2008